UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 10, 2022 (March 9, 2022)

MONEYLION INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39346	85-0849243
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

30 West 21st Street, 9th Floor,

New York, NY 10010

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (212) 380-1735

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	ML	The New York Stock Exchange
Redeemable warrants: each whole warrant exercisable for one share of Class A common stock, par value $0.0001	ML WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

(a) In connection with the audit of the annual consolidated financial statements as of and for the year ended December 31, 2021 of MoneyLion Inc. (the “Company”), the Company’s auditors, RSM US LLP, identified an error made in certain of the Company’s previously issued unaudited interim condensed consolidated financial statements (collectively, the “Original Financial Statements”) included in the Company’s Quarterly Report on Form 10-Q (the “Original 10-Q”) for the quarterly period ended September 30, 2021 (the “Affected Period”), filed with the U.S. Securities and Exchange Commission (the “SEC”) on November 15, 2021, arising from the manner in which the Company accounted for the conversion of subordinated convertible notes and exercise of stock warrants into equity in connection with the Closing of the Business Combination (each as defined in the Original 10-Q). Prior to the Closing, the Company had recorded both the subordinated convertible debt and the stock warrants at fair value as liabilities on the Company’s condensed consolidated balance sheets, and any changes in fair value of the subordinated convertible debt and the stock warrants were recorded in the Company’s condensed consolidated statement of operations as a component of operating expenses. At the Closing, upon the conversion of the subordinated convertible notes into, and the exercise of the stock warrants for, equity, the Company reclassified these liabilities to equity based on the June 30, 2021 fair value measurement of the subordinated convertible notes and the stock warrants. The Company’s management, in consultation with its advisors, has determined that the subordinated convertible notes and the stock warrants should have been marked to fair value as of the Closing, with the related change in fair value recorded in operating expenses before the liabilities were reclassified to equity.

As a result, the Company’s management has noted errors related to operating expenses, net loss and basic and diluted earnings (loss) per share in the condensed consolidated statements of operations for the three and nine months ended September 30, 2021 and additional paid-in capital and retained earnings in the condensed consolidated balance sheet as of September 30, 2021, along with related impacts to the condensed consolidated statement of cash flows for the nine months ended September 30, 2021 and the condensed consolidated statements of redeemable convertible preferred stock, redeemable noncontrolling interests and stockholders’ deficit for the three and nine months ended September 30, 2021.

In connection with the preparation of the Amended Form 10-Q (as defined below), the Company’s management identified a second error in the Original Financial Statements as the denominator of the diluted net income per share calculation for the three months ended September 30, 2021 did not include the impact of dilutive securities. The Company’s management, in consultation with its advisors, has determined that the calculation of diluted net income per share included within the condensed consolidated statement of operations for the three months ended September 30, 2021 should have included the impact of dilutive securities.

In light of the foregoing, on March 9, 2022, the Audit Committee of the Board of Directors of the Company (the “Audit Committee”), based on the recommendation of and after consultation with management and the Company’s advisors, concluded that the Original Financial Statements should no longer be relied upon and should be restated in order to correct the errors described above. As such, the Company intends to restate the Original Financial Statements for the Affected Period in an amendment to the Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2021 (the “Amended Form 10-Q”), to be filed with the SEC. Relatedly, any press releases, earnings releases, investor presentations or other communications describing the Company’s Original Financial Statements for the Affected Period should no longer be relied upon.

Neither the manner in which the Company accounted for the conversion of the subordinated convertible notes and exercise of stock warrants into equity nor the manner in which diluted net income per share was calculated for the three months ended September 30, 2021 had any effect on the Company’s previously reported cash position.

The Company’s management has concluded that in light of the errors and restatement described above, material weaknesses exist in the Company’s internal control over financial reporting and that the Company’s disclosure controls and procedures were not effective as of September 30, 2021. The Company’s remediation plan with respect to such material weaknesses is described in more detail in the Amended Form 10-Q.

The Audit Committee and the Company’s management have discussed the matters disclosed pursuant to this Item 4.02(a) with the Company’s independent accountant, RSM US LLP.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Certain of these forward-looking statements can be identified by the use of words such as “believes,” “expects,” “intends,” “plans,” “estimates,” “assumes,” “may,” “should,” “will,” “seeks” or other similar expressions. Such statements may include, but are not limited to, statements regarding the impact of the Company’s restatement of certain historical financial statements and any proposed remediation measures with respect to identified material weaknesses. These statements are based on current expectations on the date of this Current Report on Form 8-K and involve a number of risks and uncertainties that may cause actual results to differ significantly. The Company does not assume any obligation to update or revise any such forward-looking statements, whether as the result of new developments or otherwise. Readers are cautioned not to put undue reliance on forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONEYLION INC.

		By:	/s/ Diwakar Choubey
			Name:	Diwakar Choubey
			Title:	Chief Executive Officer

Date:	March 10, 2022

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